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                                                                  EXHIBIT 23.02


                       CONSENT OF INDEPENDENT ACCOUNTANTS

         We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (No. 333-22349 and 333-31219) of Firearms Training Systems, Inc. of our report dated July 12, 2002, except footnote 12 which is dated August 12, 2002, relating to the financial statements and financial statement schedule as of and for the year ended March 31, 2002, which appears in this Form 10-K.

PricewaterhouseCoopers LLP

Atlanta, Georgia
November 5, 2002